MORGAN STANLEY Securitized Products Group	February 11, 2004

Computational Materials

$ [ 690,549,000 ]

(Approximate)

Sequoia Mortgage Trust 2004-2

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank, N.A.

Master Servicer

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2004-2

Mortgage Pass-Through Certificates

$690,549,000 (Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal/Notional Balance (1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mthst) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s/Fitch

A(3)	$671,999,000	3.85 / 4.20	1-118 / 1-359	Floater	Senior	AAA/Aaa/AAA
X-1(5)(6)	$671,999,000	N/A	1-42 / 1-42	N/A	Senior/ NAS IO	AAA/Aaa/AAA
X-2(5)	$671,999,000	Information Not Provided Herein		N/A	Senior/ IO	AAA/Aaa/AAA
X-B(5)	$18,550,000			N/A	Senior/ IO	AAA/Aaa/AAA
A-R	$100				Senior	AAA/Aaa/AAA
B-1(4)	$11,550,000	6.57 / 7.30	39-118 / 39-359	Floater	Subordinate	AA/Aa2/AA
B-2(4)	$7,000,000	6.57 / 7.30	39-118 / 39-359	Floater	Subordinate	A/A2/A
B-3	$3,150,000	Information Not Provided Herein		N/A	Subordinate	BBB/Baa2/BBB
B-4	$1,750,000			N/A	Subordinate	BB/Ba2/BB
B-5	$1,400,000			N/A	Subordinate	B/B2/B
B-6	$3,150,249			N/A	Subordinate	NR/NR/NR

Total	$699,999,349

(1)

Distributions on the Senior Certificates (as described herein) and the Subordinate Certificates (as described herein) will be derived from one-month and six-month LIBOR adjustable rate Mortgage Loans (as described herein).   Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows for the Class A, Class B-1 and Class B-2 Certificates are shown to the Clean-Up Call Date and to maturity (as described herein).

(3)

The Class A Certificates will have a coupon equal to the lesser of (i) Six-Month LIBOR plus a related margin (which  margin doubles after the Clean-Up Call Date), (ii) the Net WAC Cap and (iii) 11.50%.  Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in March 2004.

(4)

The Class B-1 and Class B-2 Certificates will have a coupon equal to the lesser of (i) One-Month LIBOR plus a margin (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Net WAC Cap and (iii) 11.50%.

(5)

Balances shown with respect to the Class X-1, Class X-2, and Class X-B Certificates are notional balances.  Such classes are interest-only certificates and will not be entitled to distributions of principal.

(6)

The notional amount of the Class X-1 Certificates for any Distribution Date is the lesser of (x) the notional amount set out immediately prior to such date on the related notional amount schedule and (y) the class principal amounts of the Class A Certificates, for such distribution date. Beginning on the Distribution Date in September 2007, the notional amount of the Class X-1 Certificates will be zero.  The interest rate of the Class X-1 Certificates will be the lesser of (x) 0.80% and (y) the excess, if any, of (i) the weighted average of the net interest rates of the Mortgage Loans over (ii) the interest rate for the Class A Certificates.  Distributions on the Class X-1 Certificates will be subject to certain limitations in connection with the related Net WAC Shortfalls of the Class A Certificates, and as otherwise described herein. No principal will be distributed on the X-1 Certificates.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Depositor:

Sequoia Residential Funding, Inc.

Co-Lead Managers:

Morgan Stanley and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Co-Managers:

Banc of America Securities LLC and Countrywide Securities Corp.

Master Servicer/

Securities Administrator/

Custodian:

Wells Fargo Bank, N.A.

Trustee:

HSBC Bank USA.

Rating Agencies:

S&P, Moody’s and Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:

February 1, 2004.

Statistical Cut-off Date:

January 1, 2004.  The statistical information presented in this Preliminary Term Sheet relates to the pool of mortgage loans as of the Statistical Cut-off Date.  We refer to that pool as the preliminary pool.  Some of the mortgage loans included in the preliminary pool may not be included in the final pool as a result of prepayments or the failure of these mortgage loans to meet the eligibility requirements established for the trust.

Pricing Date:

On or about February [12], 2004.

Closing Date:

On or about February 25, 2004.

Distribution Date:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in March 2004.

Certificates:

The “Senior Certificates” will consist of the Class A, Class X-1, Class X-2, Class X-B, and Class A-R Certificates.  The “Class X Certificates” will consist of the Class X-1, Class X-2, Class X-B Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.  The Class A, Class B-1 and Class B-2 Certificates are collectively referred to herein as the “LIBOR Certificates”.  The Class A, Class X-1, Class B-1 and Class B-2 Certificates (collectively, the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The Class A, Class B-1 and Class B-2 Certificates will settle flat.  The Class X-1 Certificates will settle with accrued interest.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Class A, Class B-1 and Class B-2 Certificates for a given Distribution Date will be the period beginning on the 20th day of the month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

month (on a 30/360 basis), and with respect to the Class X-1 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Final Scheduled

The final scheduled distribution date for the offered certificates is the distribution date in March 2034, which is the distribution date in the month following the scheduled maturity date for the latest maturing mortgage loan.

Distribution Date:

Optional Redemption:

The terms of the transaction allow for the certificates to be redeemed and/or retired once the aggregate principal balance of the Mortgage Loans is equal to 20% or less of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Clean-Up Call:

The terms of the transaction allow for a purchase of the Mortgage Loans resulting in a termination of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Clean-Up Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties with an aggregate principal balance as of the Statistical Cut-off Date of approximately $699,999,349 (the “Mortgage Loans”).  As of the Statistical Cut-off Date, approximately 88.98% and 11.02% of the Mortgage Loans are six-month LIBOR and one-month LIBOR indexed mortgage loans, respectively.  Substantially all of the Mortgage Loans have original terms to maturity of approximately 25 or 30 years.  As of the Statistical Cut-off Date, approximately 75.85% and 24.15% of the Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.  In each case, after such 5-year or 10-year interest-only term, the mortgage loans are scheduled to amortize on a 25-year or 15-year fully amortizing basis, respectively.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Net WAC Cap:

In the case of the Class A, Class B-1 and Class B-2 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans (“Net WAC Cap”).

The Class A Certificates will have a Certificate Interest Rate equal to the lesser of (i) six-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) 11.50%.

The Class B-1 Certificates will have a Certificate Interest Rate equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) 11.50%.

The Class B-2 Certificates will have a Certificate Interest Rate equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of the Class A Certificates is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (a “Class A Net WAC Shortfall”) from related amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-1 Certificates is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (a “Class B-1 Net WAC Shortfall”) from related amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-2 Certificates is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (a “Class B-2 Net WAC Shortfall”) from related amounts on deposit in the Reserve Fund.

Net WAC Shortfall:

Any of the Class A Net WAC Shortfall, the Class B-1 Net WAC Shortfall and the Class B-2 Net WAC Shortfall amounts.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” will be established on behalf of the LIBOR Certificates.  The Reserve Fund will be funded by an initial deposit of funds on the Closing Date, and thereafter, by

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

amounts otherwise distributable to any of the Class X Certificates to the extent of any of the related Net WAC Shortfall amounts for a related Distribution Date.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, to the extent available.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Class X Certificates.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates (total subordination initially [4.00]%).

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.35]%).

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.35]%).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Shifting Interest:

Until the first Distribution Date occurring after February 2014, the Subordinate Certificates will be locked out from receipt of all principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

March 2004 – February 2014

 0% Pro Rata Share

March 2014 – February 2015

30%  Pro Rata Share

March 2015 – February 2016

40%  Pro Rata Share

March 2016 – February 2017

60%  Pro Rata Share

March 2017 – February 2018

80%  Pro Rata Share

March 2018 and after

100%  Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior  Certificate (other than the Class X Certificates) and Subordinate Certificates (subject to performance triggers).  However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in March 2007 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the applicable current senior percentage (equal to the aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (equal to the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A Certificates in reduction of their principal balance.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Certificates Priority of

Distributions:

With respect to any Distribution Date, available funds from the Mortgage Loans will be distributed in the following order of priority:

With respect to any Distribution Date, available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans; provided that, to the extent of any of the related Net WAC Shortfall amount for such Distribution Date with respect to each of the Offered Certificates, the amount of interest otherwise distributable to the related Class X Certificates shall be deposited in the Reserve Fund.

2)

Class A-R Certificates, principal allocable to such class.

3)

Class A Certificates, principal allocable to such class.

4)

Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

5)

Class B-1 Certificates, principal allocable to such class.

6)

Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

7)

Class B-2 Certificates, principal allocable to such class.

8)

Class A Certificates, the related Net WAC Shortfall amount, from the Reserve Fund.

9)

Class B-1 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

10)

Class B-2 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

11)

Class X Certificates, the excess amounts related to each Class X Certificate, from the Reserve Fund.

12)

Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

13)

Class A-R Certificate, any remaining amount.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sensitivity Tables

Class A To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.25	5.12	3.85	3.03	2.46	1.72
MDUR (yr)	5.78	4.79	3.66	2.90	2.37	1.68
First Prin Pay	3/20/2004	3/20/2004	3/20/2004	3/20/2004	3/20/2004	3/20/2004
Last Prin Pay	4/20/2019	11/20/2016	12/20/2013	12/20/2011	7/20/2010	9/20/2008

Class A To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.66	5.51	4.20	3.32	2.70	1.89
MDUR (yr)	6.10	5.11	3.95	3.15	2.58	1.83
First Prin Pay	3/20/2004	3/20/2004	3/20/2004	3/20/2004	3/20/2004	3/20/2004
Last Prin Pay	1/20/2034	1/20/2034	1/20/2034	1/20/2034	1/20/2034	1/20/2034

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Class B-1 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.45	8.65	6.57	5.37	4.58	3.46
MDUR (yr)	9.45	7.94	6.14	5.08	4.36	3.33
First Prin Pay	8/20/2009	7/20/2008	5/20/2007	8/20/2006	3/20/2006	8/20/2005
Last Prin Pay	4/20/2019	11/20/2016	12/20/2013	12/20/2011	7/20/2010	9/20/2008

Class B-1 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.31	9.49	7.30	6.04	5.21	4.04
MDUR (yr)	10.09	8.58	6.73	5.64	4.91	3.85
First Prin Pay	8/20/2009	7/20/2008	5/20/2007	8/20/2006	3/20/2006	8/20/2005
Last Prin Pay	1/20/2034	1/20/2034	1/20/2034	1/20/2034	1/20/2034	1/20/2034

Class B-2 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.45	8.65	6.57	5.37	4.58	3.46
MDUR (yr)	9.20	7.76	6.03	5.00	4.31	3.30
First Prin Pay	8/20/2009	7/20/2008	5/20/2007	8/20/2006	3/20/2006	8/20/2005
Last Prin Pay	4/20/2019	11/20/2016	12/20/2013	12/20/2011	7/20/2010	9/20/2008

Class B-2 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.31	9.49	7.30	6.04	5.21	4.04
MDUR (yr)	9.80	8.37	6.59	5.54	4.83	3.80
First Prin Pay	8/20/2009	7/20/2008	5/20/2007	8/20/2006	3/20/2006	8/20/2005
Last Prin Pay	1/20/2034	1/20/2034	1/20/2034	1/20/2034	1/20/2034	1/20/2034

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Class X-1 Price-Yield Sensitivity to Call

Price*	20% CPR	25% CPR	35% CPR	36% CPR	50% CPR
1.1766100	11.97	11.97	11.97	10.35	-15.45
1.1844225	11.43	11.43	11.43	9.81	-15.94
1.1922350	10.89	10.89	10.89	9.28	-16.42
1.2000475	10.36	10.36	10.36	8.75	-16.90
1.2078600	9.84	9.84	9.84	8.23	-17.37
1.2156725	9.32	9.32	9.32	7.71	-17.84
1.2234850	8.81	8.81	8.81	7.21	-18.30
1.2312975	8.30	8.30	8.30	6.70	-18.75
1.2391100	7.80	7.80	7.80	6.21	-19.20
1.2469225	7.30	7.30	7.30	5.72	-19.65
1.2547350	6.82	6.82	6.82	5.23	-20.09
1.2625475	6.33	6.33	6.33	4.75	-20.52
1.2703600	5.86	5.86	5.86	4.28	-20.95
1.2781725	5.38	5.38	5.38	3.81	-21.37
1.2859850	4.92	4.92	4.92	3.35	-21.79
1.2937975	4.46	4.46	4.46	2.89	-22.21
1.3016100	4.00	4.00	4.00	2.44	-22.62
1.3094225	3.55	3.55	3.55	1.99	-23.02
1.3172350	3.10	3.10	3.10	1.54	-23.43
1.3250475	2.66	2.66	2.66	1.11	-23.82
1.3328600	2.22	2.22	2.22	0.67	-24.22
1.3406725	1.79	1.79	1.79	0.24	-24.60
1.3484850	1.36	1.36	1.36	-0.18	-24.99
1.3562975	0.94	0.94	0.94	-0.60	-25.37
1.3641100	0.52	0.52	0.52	-1.02	-25.75
1.3719225	0.11	0.11	0.11	-1.43	-26.12
1.3797350	-0.30	-0.30	-0.30	-1.84	-26.49
1.3875475	-0.71	-0.71	-0.71	-2.24	-26.85
1.3953600	-1.11	-1.11	-1.11	-2.64	-27.21
1.4031725	-1.51	-1.51	-1.51	-3.03	-27.57
1.4109850	-1.90	-1.90	-1.90	-3.42	-27.92
1.4187975	-2.29	-2.29	-2.29	-3.81	-28.28
1.4266100	-2.68	-2.68	-2.68	-4.20	-28.62
MDUR (yr)	1.27	1.27	1.27	1.28	1.41
First Pay	3/20/2004	3/20/2004	3/20/2004	3/20/2004	3/20/2004
Last Pay	8/20/2007	8/20/2007	8/20/2007	8/20/2007	6/20/2007

*Does not include accrued interest

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Class A, Class B-1 and B-2 Certificates

Effective Net WAC Cap Schedule*

Assumptions :
20% CPR
To Cleanup Call
Class A, B-1 & B-2 Hard Cap of 11.50%

Distribution	Class A-1	Class B-1 & B-2
Period	30/360	30/360
	Net WAC Cap %	Net WAC Cap %
1	2.7556	2.7556
2	3.7526	3.7526
3	3.7526	3.7526
4	3.7526	3.7526
5	3.7526	3.7526
6	10.4310	10.4310
7 and After	11.5000	11.5000

*The Net WAC Cap is calculated assuming current 1-Month LIBOR or 6-Month LIBOR of 20.00% and is run at the pricing speed of 20% CPR to the clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Notional Amount Schedules for the Class X-1

Distribution Date	Nas IO Schedule

March 2004	$671,999,000.00
April 2004	647,315,818.00
May 2004	623,502,914.54
June 2004	600,529,698.44
July 2004	578,366,560.77
August 2004	556,984,936.66
September 2004	536,357,268.46
October 2004	516,456,970.31
November 2004	497,258,393.76
December 2004	478,736,794.82
January 2005	460,868,301.98
February 2005	443,629,885.51
March 2005	426,999,327.73
April 2005	410,955,194.43
May 2005	395,476,807.18
June 2005	380,544,216.72
July 2005	366,138,177.24
August 2005	352,240,121.56
September 2005	338,832,137.24
October 2005	325,896,943.43
November 2005	313,417,868.68
December 2005	301,872,499.86
January 2006	290,742,946.14
February 2006	280,014,391.64
March 2006	269,672,545.64
April 2006	259,703,623.97
May 2006	250,094,331.16
June 2006	240,831,843.08
July 2006	231,903,790.38
August 2006	223,298,242.30
September 2006	215,003,691.25
October 2006	207,009,037.78
November 2006	199,303,576.19
December 2006	191,876,980.60
January 2007	184,719,291.47
February 2007	177,820,902.70
March 2007	171,172,549.11
April 2007	165,136,685.93
May 2007	159,313,658.53
June 2007	153,695,961.94
July 2007	148,276,355.80
August 2007	143,047,855.08
September 2007 and thereafter	$0.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2004-2

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

Total Current Balance:	$699,999,349
Number Of Loans:	1,992

			Minimum		Maximum
Average Current Balance:	$351,405		$50,000		$7,000,000
Average Original Balance:	$351,426		$50,000		$7,000,000

Weighted Average Loan Rate:	3.143%		2.375%		3.625%
Weighted Average Servicing Fee:	0.377%		0.375%		0.875%
Weighted Average Net Loan Rate:	2.765%		2.000%		3.250%

Weighted Average Gross Margin:	1.893%		1.250%		2.500%
Weighted Average Maximum Loan Rate:	12.000%		12.000%		12.000%
Weighted Average Periodic Rate Cap:	0.000%		0.000%		0.000%
Weighted Average First Rate Cap:	0.000%		0.000%		0.000%

Weighted Average Original LTV:	69.32%		12.00%		100.00%
Weighted Average Effective LTV:	68.88%		12.00%		95.00%

Weighted Average Credit Score:	728		544		816

Weighted Average Original Term:	346	months	300	months	360	months
Weighted Average Remaining Term:	345	months	283	months	360	months
Weighted Average Seasoning:	0	months	0	months	17	months

Weighted Average Next Rate Reset:	5	months	1	months	6	months
Weighted Average Rate Adj Freq:	5	months	1	months	6	months
Weighted Average First Rate Adj Freq:	5	months	1	months	6	months

Weighted Average IO Original Term:	74	months	60	months	120	months
Weighted Average IO Remaining Term:	74	months	48	months	120	months

Top State Concentrations ($):	32.40 % California, 10.85 % Florida, 6.00 % Arizona
Maximum Zip Code ($):	1.00% 90210

First Pay Date:			Sep 01, 2002		Mar 01, 2004
Rate Change Date:			Feb 01, 2004		Aug 01, 2004
Maturity Date:			Aug 01, 2027		Feb 01, 2034

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

INDEX	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
LIBOR 6 Month	1,818	$622,879,053.74	88.98%
LIBOR 1 Month	174	77,120,295.59	11.02
Total	1,992	$699,999,349.33	100.00%

CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 100,000.00	144	$11,431,883.30	1.63%
100,000.01 - 200,000.00	559	83,769,263.77	11.97
200,000.01 - 300,000.00	419	103,638,831.32	14.81
300,000.01 - 400,000.00	262	91,803,383.53	13.11
400,000.01 - 500,000.00	209	94,407,135.71	13.49
500,000.01 - 600,000.00	149	82,509,703.90	11.79
600,000.01 - 700,000.00	87	55,788,069.99	7.97
700,000.01 - 800,000.00	41	30,862,238.19	4.41
800,000.01 - 900,000.00	24	20,675,750.00	2.95
900,000.01 - 1,000,000.00	54	52,819,490.62	7.55
1,000,000.01 - 1,500,000.00	29	37,652,100.00	5.38
1,500,000.01 - 2,000,000.00	11	19,671,499.00	2.81
2,000,000.01 - 2,500,000.00	2	4,620,000.00	0.66
3,000,000.01 - 3,500,000.00	1	3,350,000.00	0.48
5,000,000.01 > =	1	7,000,000.00	1.00
Total:	1,992	$699,999,349.33	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

CURRENT MORTGAGE RATES (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.251 - 2.500	20	$5,470,950.00	0.78%
2.501 - 2.750	210	75,497,788.32	10.79
2.751 - 3.000	448	162,631,992.42	23.23
3.001 - 3.250	843	276,201,312.81	39.46
3.251 - 3.500	440	167,755,254.79	23.97
3.501 - 3.750	31	12,442,050.99	1.78
Total:	1,992	$699,999,349.33	100.00%

MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1.250	20	$5,357,600.00	0.77%
1.375	18	5,870,163.00	0.84
1.500	141	54,023,548.60	7.72
1.625	331	115,967,695.65	16.57
1.750	166	59,816,922.74	8.55
1.875	378	112,723,036.99	16.10
2.000	507	183,042,531.58	26.15
2.125	172	71,318,390.39	10.19
2.250	258	89,599,460.38	12.80
2.500	1	2,280,000.00	0.33
Total:	1,992	$699,999,349.33	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

ORIGINAL TERM	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	376	$169,036,402.27	24.15%
360	1,616	530,962,947.06	75.85
Total:	1,992	$699,999,349.33	100.00%

REMAINING TERM TO STATED MATURITY	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
283 - 288	1	$581,750.00	0.08%
295 - 300	375	168,454,652.27	24.06
343 - 348	1	560,000.00	0.08
349 - 354	2	378,000.00	0.05
355 - 360	1,613	530,024,947.06	75.72
Total:	1,992	$699,999,349.33	100.00%

REMAINING IO TERM	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
43 - 48	1	$560,000.00	0.08%
49 - 54	2	378,000.00	0.05
55 - 60	1,613	530,024,947.06	75.72
103 - 108	1	581,750.00	0.08
115 - 120	375	168,454,652.27	24.06
Total:	1,992	$699,999,349.33	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

NEXT RATE ADJUSTMENT DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2/1/2004	76	$36,706,231.59	5.24%
3/1/2004	118	48,751,073.23	6.96
4/1/2004	4	879,181.64	0.13
5/1/2004	10	5,370,091.97	0.77
6/1/2004	88	29,783,159.32	4.25
7/1/2004	896	314,199,212.58	44.89
8/1/2004	800	264,310,399.00	37.76
Total:	1,992	$699,999,349.33	100.00%

ORIGINAL LOAN - TO - VALUE RATIO(%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
10.01 - 20.00	11	$1,958,000.00	0.28%
20.01 - 30.00	12	3,746,200.00	0.54
30.01 - 40.00	64	26,173,908.00	3.74
40.01 - 50.00	104	43,710,757.65	6.24
50.01 - 60.00	173	65,417,589.73	9.35
60.01 - 65.00	150	70,937,449.99	10.13
65.01 - 70.00	267	103,733,323.62	14.82
70.01 - 75.00	371	132,872,781.03	18.98
75.01 - 80.00	716	224,071,628.54	32.01
80.01 - 85.00	14	2,771,917.06	0.40
85.01 - 90.00	44	8,768,355.07	1.25
90.01 - 95.00	41	7,908,612.00	1.13
95.01 - 100.00	25	7,928,826.64	1.13
Total:	1,992	$699,999,349.33	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EFFECTIVE LOAN - TO - VALUE RATIO(%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
10.01 - 20.00	12	$2,193,000.00	0.31%
20.01 - 30.00	13	4,142,200.00	0.59
30.01 - 40.00	64	26,173,908.00	3.74
40.01 - 50.00	105	44,060,657.65	6.29
50.01 - 60.00	177	66,488,257.37	9.50
60.01 - 65.00	150	70,937,449.99	10.13
65.01 - 70.00	292	111,083,232.62	15.87
70.01 - 75.00	370	132,637,781.03	18.95
75.01 - 80.00	715	223,790,628.54	31.97
80.01 - 85.00	14	2,771,917.06	0.40
85.01 - 90.00	42	8,434,005.07	1.20
90.01 - 95.00	38	7,286,312.00	1.04
Total:	1,992	$699,999,349.33	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

CREDIT SCORE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
540 - 559	1	$885,000.00	0.13%
560 - 579	1	235,000.00	0.03
580 - 599	3	709,900.00	0.10
600 - 619	5	1,355,400.00	0.19
620 - 639	12	4,539,340.00	0.65
640 - 659	62	17,658,372.56	2.52
660 - 679	178	60,778,159.14	8.68
680 - 699	269	92,597,984.96	13.23
700 - 719	317	123,711,162.97	17.67
720 - 739	298	103,552,852.32	14.79
740 - 759	309	109,797,484.57	15.69
760 - 779	309	106,005,773.66	15.14
780 - 799	186	66,018,591.97	9.43
800 - 819	42	12,154,327.18	1.74
Total:	1,992	$699,999,349.33	100.00%

AMORTIZATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Interest Only	1,992	$699,999,349.33	100.00%
Total:	1,992	$699,999,349.33	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

DOCUMENTATION	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Full	1,203	$361,105,752.78	51.59%
Limited	514	220,493,163.10	31.50
Alternative	138	69,127,912.53	9.88
Light Documentation	125	45,703,020.92	6.53
No Ratio	10	2,390,500.00	0.34
Asset, No Income	2	1,179,000.00	0.17
Total:	1,992	$699,999,349.33	100.00%

OCCUPANCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Primary	1,784	$636,720,139.19	90.96%
Second Home	131	48,456,896.14	6.92
Investment	77	14,822,314.00	2.12
Total:	1,992	$699,999,349.33	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Single Family Residence	1,164	$406,389,321.52	58.06%
PUD	622	227,291,814.83	32.47
Condo	173	53,425,052.98	7.63
2 to 4 Family	22	8,207,160.00	1.17
Co-op	11	4,686,000.00	0.67
Total:	1,992	$699,999,349.33	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

PURPOSE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Refinance - Rate Term	956	$289,641,269.02	41.38%
Purchase	582	239,301,596.35	34.19
Refinance - Cash out	454	171,056,483.96	24.44
Total:	1,992	$699,999,349.33	100.00%

GEOGRAPHIC DISTRIBUTION BY BALANCE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Alaska	2	$412,000.00	0.06%
Arizona	155	42,002,940.00	6.00
Arkansas	3	739,400.00	0.11
California	462	226,799,044.99	32.4
Colorado	133	38,377,164.99	5.48
Connecticut	10	6,935,900.00	0.99
Delaware	1	620,000.00	0.09
District of Columbia	3	1,244,750.00	0.18
Florida	211	75,982,662.05	10.85
Georgia	98	29,280,524.71	4.18
Hawaii	5	1,151,000.00	0.16
Idaho	6	2,011,200.00	0.29
Illinois	46	17,420,990.62	2.49
Indiana	7	1,266,900.00	0.18
Iowa	1	114,160.00	0.02
Kansas	6	1,059,500.00	0.15
Kentucky	4	569,000.00	0.08
Louisiana	6	1,224,780.00	0.17
Maine	1	344,000.00	0.05
Maryland	29	10,797,100.00	1.54
Massachusetts	29	16,906,298.97	2.42
Michigan	51	14,678,540.00	2.10
Minnesota	16	3,737,050.00	0.53
Mississippi	1	91,000.00	0.01
Missouri	10	3,275,130.00	0.47
Montana	1	406,000.00	0.06
Nebraska	3	577,467.64	0.08
Nevada	48	14,603,168.19	2.09
New Jersey	33	18,192,745.49	2.60

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

GEOGRAPHIC DISTRIBUTION BY BALANCE (continued)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
New Mexico	4	658,300.00	0.09
New York	38	19,980,200.00	2.85
North Carolina	68	18,437,200.99	2.63
North Dakota	1	282,960.00	0.04
Ohio	163	28,755,596.70	4.11
Oklahoma	4	835,649.99	0.12
Oregon	13	5,764,150.00	0.82
Pennsylvania	27	9,830,225.99	1.40
Rhode Island	5	958,900.00	0.14
South Carolina	20	5,711,550.00	0.82
Tennessee	20	5,450,182.32	0.78
Texas	103	32,408,713.65	4.63
Utah	34	8,293,974.99	1.18
Virginia	46	14,196,109.99	2.03
Virgin Islands	1	581,750.00	0.08
Washington	61	16,328,167.06	2.33
Wisconsin	2	512,300.00	0.07
Wyoming	1	193,000.00	0.03
Total:	1,992	$699,999,349.33	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Security A
Scenario 20M
Avg Life: 4.1999 Total Interest: 41,267,667.89
Per	Date	Balance	Principal	Interest	Coupon	Total
Cash

0	2/25/2004	671,999,000.00	0	0	-1	0
1	3/20/2004	659,102,682.90	12,896,317.10	671,999.00	1.44	13,568,316.10
2	4/20/2004	646,443,862.55	12,658,820.35	790,923.22	1.44	13,449,743.57
3	5/20/2004	634,018,261.61	12,425,600.95	775,732.64	1.44	13,201,333.58
4	6/20/2004	621,821,583.35	2,196,678.26	760,821.91	1.44	12,957,500.17
5	7/20/2004	609,849,610.23	11,971,973.12	746,185.90	1.44	12,718,159.02
6	8/20/2004	598,098,202.39	11,751,407.83	731,819.53	1.44	12,483,227.36
7	9/20/2004	586,563,296.27	11,534,906.12	717,717.84	1.44	12,252,623.96
8	10/20/2004	575,240,903.15	11,322,393.12	703,875.96	1.44	12,026,269.08
9	11/20/2004	564,127,107.80	11,113,795.35	690,289.08	1.44	11,804,084.44
10	12/20/2004	553,218,067.12	10,909,040.67	676,952.53	1.44	11,585,993.20
11	1/20/2005	542,510,008.83	10,708,058.29	663,861.68	1.44	11,371,919.97
12	2/20/2005	531,999,230.13	10,510,778.70	651,012.01	1.44	11,161,790.71
13	3/20/2005	521,682,096.45	10,317,133.68	638,399.08	1.44	10,955,532.76
14	4/20/2005	511,555,040.18	10,127,056.28	626,018.52	1.44	10,753,074.79
15	5/20/2005	501,614,559.42	9,940,480.76	613,866.05	1.44	10,554,346.81
16	6/20/2005	491,857,216.81	9,757,342.61	601,937.47	1.44	10,359,280.08
17	7/20/2005	482,279,638.31	9,577,578.50	590,228.66	1.44	10,167,807.16
18	8/20/2005	472,878,512.05	9,401,126.27	578,735.57	1.44	9,979,861.83
19	9/20/2005	463,650,587.15	9,227,924.90	567,454.21	1.44	9,795,379.11
20	10/20/2005	454,592,672.65	9,057,914.50	556,380.70	1.44	9,614,295.20
21	11/20/2005	445,701,636.37	8,891,036.28	545,511.21	1.44	9,436,547.49
22	12/20/2005	436,974,403.83	8,727,232.54	534,841.96	1.44	9,262,074.50
23	1/20/2006	428,407,957.20	8,566,446.63	524,369.28	1.44	9,090,815.92
24	2/20/2006	419,999,334.24	8,408,622.96	514,089.55	1.44	8,922,712.51
25	3/20/2006	411,745,627.30	8,253,706.94	503,999.20	1.44	8,757,706.15
26	4/20/2006	403,643,982.28	8,101,645.02	494,094.75	1.44	8,595,739.77
27	5/20/2006	395,691,597.67	7,952,384.61	484,372.78	1.44	8,436,757.38
28	6/20/2006	387,885,723.58	7,805,874.09	474,829.92	1.44	8,280,704.00
29	7/20/2006	380,223,660.79	7,662,062.80	465,462.87	1.44	8,127,525.67
30	8/20/2006	372,702,759.77	7,520,901.01	456,268.39	1.44	7,977,169.41
31	9/20/2006	365,320,419.86	7,382,339.92	447,243.31	1.44	7,829,583.23
32	10/20/2006	358,074,088.26	7,246,331.60	438,384.50	1.44	7,684,716.10
33	11/20/2006	350,961,259.23	7,112,829.03	429,688.91	1.44	7,542,517.93
34	12/20/2006	343,979,473.20	6,981,786.03	421,153.51	1.44	7,402,939.54
35	1/20/2007	337,126,315.89	6,853,157.31	412,775.37	1.44	7,265,932.67
36	2/20/2007	330,399,417.53	6,726,898.37	404,551.58	1.44	7,131,449.95
37	3/20/2007	323,796,451.97	6,602,965.56	396,479.30	1.44	6,999,444.86
38	4/20/2007	317,315,135.95	6,481,316.02	388,555.74	1.44	6,869,871.76
39	5/20/2007	311,469,090.03	5,846,045.93	380,778.16	1.44	6,226,824.09
40	6/20/2007	305,730,748.55	5,738,341.48	373,762.91	1.44	6,112,104.38
41	7/20/2007	300,098,127.24	5,632,621.31	366,876.90	1.44	5,999,498.21
42	8/20/2007	294,569,278.36	5,528,848.88	360,117.75	1.44	5,888,966.63
43	9/20/2007	289,142,290.06	5,426,988.30	353,483.13	1.44	5,780,471.43
44	10/20/2007	283,815,285.71	5,327,004.34	346,970.75	1.44	5,673,975.09
45	11/20/2007	278,586,423.28	5,228,862.44	340,578.34	1.44	5,569,440.78
46	12/20/2007	273,453,894.63	5,132,528.65	334,303.71	1.44	5,466,832.35
47	1/20/2008	268,415,924.97	5,037,969.66	328,144.67	1.44	5,366,114.33
48	2/20/2008	263,470,772.20	4,945,152.78	322,099.11	1.44	5,267,251.89
49	3/20/2008	258,616,726.29	4,854,045.90	316,164.93	1.44	5,170,210.83
50	4/20/2008	253,852,108.76	4,764,617.53	310,340.07	1.44	5,074,957.60
51	5/20/2008	249,175,272.02	4,676,836.74	304,622.53	1.44	4,981,459.27
52	6/20/2008	244,584,598.84	4,590,673.18	299,010.33	1.44	4,889,683.51
53	7/20/2008	240,078,501.79	4,506,097.05	293,501.52	1.44	4,799,598.57
54	8/20/2008	235,655,422.69	4,423,079.11	288,094.20	1.44	4,711,173.31
55	9/20/2008	231,313,832.05	4,341,590.64	282,786.51	1.44	4,624,377.15
56	10/20/2008	227,052,228.57	4,261,603.47	277,576.60	1.44	4,539,180.07
57	11/20/2008	222,869,138.62	4,183,089.95	272,462.67	1.44	4,455,552.62
58	12/20/2008	218,763,115.70	4,106,022.92	267,442.97	1.44	4,373,465.88
59	1/20/2009	214,732,739.98	4,030,375.73	262,515.74	1.44	4,292,891.47
60	2/20/2009	210,423,287.23	4,309,452.75	257,679.29	1.44	4,567,132.04
61	3/20/2009	206,198,842.36	4,224,444.87	252,507.94	1.44	4,476,952.81
62	4/20/2009	202,057,750.07	4,141,092.29	247,438.61	1.44	4,388,530.90
63	5/20/2009	197,998,386.96	4,059,363.10	242,469.30	1.44	4,301,832.40
64	6/20/2009	194,019,160.96	3,979,226.00	237,598.06	1.44	4,216,824.07
65	7/20/2009	190,118,510.68	3,900,650.29	232,822.99	1.44	4,133,473.28
66	8/20/2009	186,294,904.84	3,823,605.84	228,142.21	1.44	4,051,748.05
67	9/20/2009	182,546,841.72	3,748,063.12	223,553.89	1.44	3,971,617.00
68	10/20/2009	178,872,848.57	3,673,993.15	219,056.21	1.44	3,893,049.36
69	11/20/2009	175,271,481.06	3,601,367.52	214,647.42	1.44	3,816,014.93
70	12/20/2009	171,741,322.72	3,530,158.34	210,325.78	1.44	3,740,484.12
71	1/20/2010	168,280,984.44	3,460,338.28	206,089.59	1.44	3,666,427.87
72	2/20/2010	164,889,103.92	3,391,880.52	201,937.18	1.44	3,593,817.70
73	3/20/2010	161,564,345.17	3,324,758.75	197,866.92	1.44	3,522,625.67
74	4/20/2010	158,305,398.01	3,258,947.17	193,877.21	1.44	3,452,824.38
75	5/20/2010	155,110,977.54	3,194,420.47	189,966.48	1.44	3,384,386.95
76	6/20/2010	151,979,823.70	3,131,153.84	186,133.17	1.44	3,317,287.01
77	7/20/2010	148,910,700.78	3,069,122.92	182,375.79	1.44	3,251,498.70
78	8/20/2010	145,902,396.95	3,008,303.83	178,692.84	1.44	3,186,996.67
79	9/20/2010	142,953,723.79	2,948,673.16	175,082.88	1.44	3,123,756.03
80	10/20/2010	140,063,515.87	2,890,207.92	171,544.47	1.44	3,061,752.39
81	11/20/2010	137,230,630.28	2,832,885.60	168,076.22	1.44	3,000,961.81
82	12/20/2010	134,453,946.20	2,776,684.07	164,676.76	1.44	2,941,360.83
83	1/20/2011	131,732,364.53	2,721,581.67	161,344.74	1.44	2,882,926.41
84	2/20/2011	129,064,807.39	2,667,557.14	158,078.84	1.44	2,825,635.98
85	3/20/2011	126,450,217.77	2,614,589.62	154,877.77	1.44	2,769,467.39
86	4/20/2011	123,887,559.11	2,562,658.66	151,740.26	1.44	2,714,398.92
87	5/20/2011	121,375,814.91	2,511,744.19	148,665.07	1.44	2,660,409.26
88	6/20/2011	118,913,988.37	2,461,826.55	145,650.98	1.44	2,607,477.52
89	7/20/2011	116,501,101.94	2,412,886.42	142,696.79	1.44	2,555,583.21
90	8/20/2011	114,136,197.06	2,364,904.89	139,801.32	1.44	2,504,706.21
91	9/20/2011	111,818,333.67	2,317,863.38	136,963.44	1.44	2,454,826.82
92	10/20/2011	109,546,589.98	2,271,743.69	134,182.00	1.44	2,405,925.69
93	11/20/2011	107,320,062.01	2,226,527.97	131,455.91	1.44	2,357,983.87
94	12/20/2011	105,137,863.34	2,182,198.68	128,784.07	1.44	2,310,982.75
95	1/20/2012	102,999,124.68	2,138,738.66	126,165.44	1.44	2,264,904.09
96	2/20/2012	100902993.6	2,096,131.05	123,598.95	1.44	2,219,730.00
97	3/20/2012	98848634.31	2,054,359.32	121,083.59	1.44	2,175,442.92
98	4/20/2012	96835227.03	2,013,407.28	118618.36	1.44	2132025.64
99	5/20/2012	94861968.01	1,973,259.02	116202.27	1.44	2089461.29
100	6/20/2012	92928069.07	1,933,898.94	113834.36	1.44	2047733.3
101	7/20/2012	91032757.3	1,895,311.77	111513.68	1.44	2006825.45
102	8/20/2012	89175274.81	1,857,482.49	109239.31	1.44	1966721.8
103	9/20/2012	87354878.41	1,820,396.40	107010.33	1.44	1927406.73
104	10/20/2012	85570839.33	1,784,039.08	104825.85	1.44	1888864.94
105	11/20/2012	83822442.96	1,748,396.37	102685.01	1.44	1851081.38
106	12/20/2012	82108988.56	1,713,454.40	100586.93	1.44	1814041.33
107	1/20/2013	80429789	1,679,199.55	98530.79	1.44	1777730.34
108	2/20/2013	78784170.51	1,645,618.49	96515.75	1.44	1742134.23
109	3/20/2013	77171472.41	1,612,698.11	94541	1.44	1707239.11
110	4/20/2013	75591046.83	1,580,425.58	92605.77	1.44	1673031.34
111	5/20/2013	74042258.53	1,548,788.30	90709.26	1.44	1639497.55
112	6/20/2013	72524484.61	1,517,773.93	88850.71	1.44	1606624.64
113	7/20/2013	71037114.26	1,487,370.35	87029.38	1.44	1574399.73
114	8/20/2013	69579548.57	1,457,565.68	85244.54	1.44	1542810.22
115	9/20/2013	68151200.29	1,428,348.29	83495.46	1.44	1511843.74
116	10/20/2013	66751493.56	1,399,706.72	81781.44	1.44	1481488.17
117	11/20/2013	65379863.76	1,371,629.80	80101.79	1.44	1451731.59
118	12/20/2013	64035757.25	1,344,106.51	78455.84	1.44	1422562.35
119	1/20/2014	62718631.15	1,317,126.10	91250.95	1.71	1408377.05
120	2/20/2014	61406030.77	1,312,600.39	89374.05	1.71	1401974.44
121	3/20/2014	60068950.72	1,337,080.04	87503.59	1.71	1424583.64
122	4/20/2014	58759784.82	1,309,165.90	85,598.25	1.71	1,394,764.16
123	5/20/2014	57477966.48	1,281,818.34	83732.69	1.71	1365551.04
124	6/20/2014	56222940.39	1,255,026.08	81906.1	1.71	1336932.19
125	7/20/2014	54994162.31	1,228,778.08	80117.69	1.71	1308895.77
126	8/20/2014	53791098.82	1,203,063.50	78366.68	1.71	1281430.18
127	9/20/2014	52613227.11	1,177,871.71	76652.32	1.71	1254524.02
128	10/20/2014	51460034.81	1,153,192.30	74973.85	1.71	1228166.15
129	11/20/2014	50331019.74	1,129,015.07	73330.55	1.71	1202345.62
130	12/20/2014	49225689.73	1,105,330.01	71721.7	1.71	1177051.71
131	1/20/2015	48143562.44	1,082,127.29	70146.61	1.71	1152273.9
132	2/20/2015	47084165.13	1,059,397.31	68604.58	1.71	1128001.89
133	3/20/2015	46047034.5	1,037,130.63	67094.94	1.71	1104225.56
134	4/20/2015	45031716.5	1,015,318.01	65617.02	1.71	1080935.03
135	5/20/2015	44037766.12	993,950.37	64170.2	1.71	1058120.57
136	6/20/2015	43064747.28	973,018.85	62753.82	1.71	1035772.66
137	7/20/2015	42112232.56	952,514.71	61367.26	1.71	1013881.98
138	8/20/2015	41179803.13	932,429.44	60009.93	1.71	992439.37
139	9/20/2015	40267048.49	912,754.64	58681.22	1.71	971435.86
140	10/20/2015	39373566.37	893,482.12	57380.54	1.71	950862.67
141	11/20/2015	38498962.53	874,603.83	56107.33	1.71	930711.16
142	12/20/2015	37642850.65	856,111.88	54861.02	1.71	910972.9
143	1/20/2016	36804852.11	837,998.54	53641.06	1.71	891639.61
144	2/20/2016	35984595.87	820,256.24	52446.91	1.71	872703.15
145	3/20/2016	35181718.34	802,877.53	51278.05	1.71	854155.58
146	4/20/2016	34395863.21	785,855.13	50133.95	1.71	835989.08
147	5/20/2016	33626681.3	769,181.91	49014.11	1.71	818196.02
148	6/20/2016	32873830.43	752,850.87	47918.02	1.71	800768.89
149	7/20/2016	32136975.3	736,855.13	46845.21	1.71	783700.34
150	8/20/2016	31415787.32	721,187.98	45795.19	1.71	766983.17
151	9/20/2016	30709944.49	705,842.83	44767.5	1.71	750610.32
152	10/20/2016	30019131.29	690,813.20	43761.67	1.71	734574.87
153	11/20/2016	29343038.53	676,092.76	42777.26	1.71	718870.02
154	12/20/2016	28681363.23	661,675.30	41813.83	1.71	703489.13
155	1/20/2017	28033808.49	647,554.74	40870.94	1.71	688425.68
156	2/20/2017	27400083.4	633,725.09	39948.18	1.71	673673.27
157	3/20/2017	26779902.88	620,180.52	39045.12	1.71	659225.64
158	4/20/2017	26172987.59	606,915.29	38161.36	1.71	645076.65
159	5/20/2017	25579063.82	593,923.77	37296.51	1.71	631220.28
160	6/20/2017	24997863.36	581,200.46	36450.17	1.71	617650.63
161	7/20/2017	24429123.41	568,739.95	35621.96	1.71	604361.91
162	8/20/2017	23872586.45	556,536.96	34811.5	1.71	591348.46
163	9/20/2017	23328000.17	544,586.28	34018.44	1.71	578604.72
164	10/20/2017	22795117.33	532,882.84	33242.4	1.71	566125.24
165	11/20/2017	22273695.68	521,421.64	32483.04	1.71	553904.69
166	12/20/2017	21763497.88	510,197.81	31740.02	1.71	541937.82
167	1/20/2018	21264291.34	499,206.54	31012.98	1.71	530219.52
168	2/20/2018	20775848.19	488,443.15	30301.62	1.71	518744.76
169	3/20/2018	20297945.17	477,903.02	29605.58	1.71	507508.6
170	4/20/2018	19830363.52	467,581.65	28924.57	1.71	496506.23
171	5/20/2018	19372888.89	457,474.62	28258.27	1.71	485732.89
172	6/20/2018	18925311.3	447,577.60	27606.37	1.71	475183.96
173	7/20/2018	18487424.98	437,886.32	26968.57	1.71	464854.89
174	43332	18059028.34	428,396.64	26344.58	1.71	454741.22
175	9/20/2018	17,639,923.88	419,104.46	25734.12	1.71	44483857.00%
176	10/20/2018	17,229,918.09	410,005.79	25136.89	1.71	43514268.00%
177	11/20/2018	16,828,821.38	401,096.71	24552.63	1.71	42564934.00%
178	12/20/2018	16,436,448.01	392,373.37	23981.07	1.71	41635444.00%
179	1/20/2019	16,052,616.00	383,832.01	23421.94	1.71	40725395.00%
180	2/20/2019	15,677,147.06	375,468.94	22874.98	1.71	39834392.00%
181	3/20/2019	15,309,866.52	367,280.53	22339.93	1.71	38962047.00%
182	4/20/2019	14,950,603.28	359,263.25	21816.56	1.71	38107981.00%
183	5/20/2019	14,599,189.67	351,413.61	21304.61	1.71	37271822.00%
184	6/20/2019	14,255,461.46	343,728.21	20803.85	1.71	36453206.00%
185	7/20/2019	13,919,257.75	336,203.71	20314.03	1.71	35651774.00%
186	8/20/2019	13,590,420.91	328,836.84	19834.94	1.71	34867178.00%
187	9/20/2019	13,268,796.51	321,624.39	19366.35	1.71	34099074.00%
188	10/20/2019	12,954,233.29	314,563.22	18908.04	1.71	33347125.00%
189	11/20/2019	12,646,583.05	307,650.25	18459.78	1.71	32611003.00%
190	12/20/2019	12,345,700.60	300,882.45	18021.38	1.71	31890383.00%
191	1/20/2020	12,051,443.72	294,256.88	17592.62	1.71	31184950.00%
192	2/20/2020	11,763,673.10	287,770.62	17173.31	1.71	30494393.00%
193	3/20/2020	11,482,252.25	281,420.85	16763.23	1.71	29818408.00%
194	4/20/2020	11,207,047.48	275,204.77	16362.21	1.71	29156698.00%
195	5/20/2020	10,937,927.84	269,119.65	15970.04	1.71	28508969.00%
196	6/20/2020	10,674,765.02	263,162.82	15586.55	1.71	27874937.00%
197	7/20/2020	10,417,433.36	257,331.66	15211.54	1.71	27254320.00%
198	8/20/2020	10,165,809.77	251,623.59	14844.84	1.71	26646843.00%
199	9/20/2020	9,919,773.66	246,036.11	14486.28	1.71	26052239.00%
200	10/20/2020	9,679,206.92	240,566.74	14135.68	1.71	25470242.00%
201	11/20/2020	9,443,993.85	235,213.07	13792.87	1.71	24900594.00%
202	12/20/2020	9,214,021.14	229,972.72	13457.69	1.71	24343041.00%
203	1/20/2021	8,989,177.76	224,843.37	13129.98	1.71	23797335.00%
204	2/20/2021	8,769,355.01	219,822.76	12809.58	1.71	23263233.00%
205	3/20/2021	8,554,446.37	214,908.64	12496.33	1.71	22740497.00%
206	4/20/2021	8,344,347.54	210,098.83	12190.09	1.71	22228892.00%
207	5/20/2021	8,138,956.34	205,391.20	11890.7	1.71	21728189.00%
208	6/20/2021	7,938,172.70	200,783.64	11598.01	1.71	21238165.00%
209	7/20/2021	7,741,898.61	196,274.09	11311.9	1.71	20758599.00%
210	8/20/2021	7,550,038.06	191,860.55	11032.21	1.71	20289276.00%
211	9/20/2021	7,362,497.02	187,541.03	10758.8	1.71	19829984.00%
212	10/20/2021	7,179,183.41	183,313.61	10491.56	1.71	19380517.00%
213	11/20/2021	7,000,007.03	179,176.38	10230.34	1.71	18940672.00%
214	12/20/2021	6,824,879.54	175,127.49	9975.01	1.71	18510250.00%
215	1/20/2022	6,653,714.43	171,165.11	9725.45	1.71	18089057.00%
216	2/20/2022	6,486,426.96	167,287.47	9481.54	1.71	17676902.00%
217	3/20/2022	6,322,934.14	163,492.82	9243.16	1.71	17273597.00%
218	4/20/2022	6,163,154.71	159,779.43	9010.18	1.71	16878961.00%
219	5/20/2022	6,007,009.07	156,145.64	8782.5	1.71	16492813.00%
220	6/20/2022	5,854,419.28	152,589.80	8559.99	1.71	16114978.00%
221	7/20/2022	5,705,308.98	149,110.29	8342.55	1.71	15745284.00%
222	8/20/2022	5,559,603.44	145,705.54	8130.07	1.71	15383561.00%
223	9/20/2022	5,417,229.43	142,374.01	7922.43	1.71	15029644.00%
224	10/20/2022	5,278,115.26	139,114.17	7719.55	1.71	14683372.00%
225	11/20/2022	5,142,190.72	135,924.54	7521.31	1.71	14344585.00%
226	12/20/2022	5,009,387.06	132,803.66	7327.62	1.71	14013128.00%
227	1/20/2023	4,879,636.95	129,750.11	7138.38	1.71	13688849.00%
228	2/20/2023	4,752,874.45	126,762.50	6953.48	1.71	13371598.00%
229	3/20/2023	4,629,035.01	123,839.44	6772.85	1.71	13061229.00%
230	4/20/2023	4,508,055.40	120,979.61	6596.37	1.71	12757599.00%
231	5/20/2023	4,389,873.71	118,181.69	6423.98	1.71	12460566.00%
232	6/20/2023	4,274,429.33	115,444.38	6255.57	1.71	12169995.00%
233	7/20/2023	4,161,662.90	112,766.43	6091.06	1.71	11885749.00%
234	8/20/2023	4,051,516.29	110,146.61	5930.37	1.71	11607698.00%
235	9/20/2023	3,943,932.60	107,583.69	5773.41	1.71	11335710.00%
236	10/20/2023	3,838,856.10	105,076.50	5620.1	1.71	11069661.00%
237	11/20/2023	3,736,232.22	102,623.88	5470.37	1.71	10809425.00%
238	12/20/2023	3,636,007.55	100,224.67	5324.13	1.71	10554880.00%
239	1/20/2024	3,538,129.77	97,877.78	5181.31	1.71	10305909.00%
240	2/20/2024	3,442,547.67	95,582.10	5041.83	1.71	10062394.00%
241	3/20/2024	3,349,211.10	93,336.57	4905.63	1.71	9824220.00%
242	4/20/2024	3,258,070.97	91,140.13	4772.63	1.71	9591275.00%
243	5/20/2024	3,169,079.21	88,991.76	4642.75	1.71	9363451.00%
244	6/20/2024	3,082,188.76	86,890.45	4515.94	1.71	9140639.00%
245	7/20/2024	2,997,353.55	84,835.22	4392.12	1.71	8922734.00%
246	8/20/2024	2,914,528.45	82,825.09	4271.23	1.71	8709632.00%
247	9/20/2024	2,833,669.33	80,859.13	4153.2	1.71	8501233.00%
248	10/20/2024	2,754,732.93	78,936.40	4037.98	1.71	8297438.00%
249	11/20/2024	2,677,676.93	77,056.00	3925.49	1.71	8098149.00%
250	12/20/2024	2,602,459.89	75,217.03	3815.69	1.71	7903272.00%
251	1/20/2025	2,529,041.26	73,418.63	3708.51	1.71	7712714.00%
252	2/20/2025	2,457,381.31	71,659.95	3603.88	1.71	7526383.00%
253	3/20/2025	2,387,441.18	69,940.13	3501.77	1.71	7344190.00%
254	4/20/2025	2,319,182.81	68,258.37	3402.1	1.71	7166048.00%
255	5/20/2025	2,252,568.94	66,613.87	3304.84	1.71	6991870.00%
256	6/20/2025	2,187,563.12	65,005.83	3209.91	1.71	6821574.00%
257	7/20/2025	2,124,129.63	63,433.48	3117.28	1.71	6655076.00%
258	8/20/2025	2,062,233.55	61,896.08	3026.88	1.71	6492296.00%
259	9/20/2025	2,001,840.67	60,392.88	2938.68	1.71	6333156.00%
260	10/20/2025	1,942,917.51	58,923.16	2852.62	1.71	6177578.00%
261	11/20/2025	1,885,431.31	57,486.21	2768.66	1.71	6025487.00%
262	12/20/2025	1,829,349.97	56,081.33	2686.74	1.71	5876807.00%
263	1/20/2026	1,774,642.12	54,707.85	2606.82	1.71	5731468.00%
264	2/20/2026	1,721,277.02	53,365.10	2528.87	1.71	5589396.00%
265	3/20/2026	1,669,224.60	52,052.42	2452.82	1.71	5450524.00%
266	4/20/2026	1,618,455.41	50,769.19	2378.65	1.71	5314783.00%
267	5/20/2026	1,568,940.65	49,514.76	2306.3	1.71	5182106.00%
268	6/20/2026	1,520,652.13	48,288.53	2235.74	1.71	5052427.00%
269	7/20/2026	1,473,562.23	47,089.89	2166.93	1.71	4925682.00%
270	8/20/2026	1,427,643.96	45,918.27	2099.83	1.71	4801810.00%
271	9/20/2026	1,382,870.89	44,773.08	2034.39	1.71	4680747.00%
272	10/20/2026	1,339,217.13	43,653.75	1970.59	1.71	4562435.00%
273	11/20/2026	1,296,657.38	42,559.75	1908.38	1.71	4446813.00%
274	12/20/2026	1,255,166.87	41,490.51	1847.74	1.71	4333825.00%
275	1/20/2027	1,214,721.34	40,445.53	1788.61	1.71	4223414.00%
276	2/20/2027	1,175,297.08	39,424.26	1730.98	1.71	4115524.00%
277	3/20/2027	1,136,870.86	38,426.22	1674.8	1.71	4010102.00%
278	4/20/2027	1,099,419.97	37,450.89	1620.04	1.71	3907093.00%
279	5/20/2027	1,062,922.17	36,497.80	1566.67	1.71	3806447.00%
280	6/20/2027	1,027,355.72	35,566.45	1514.66	1.71	3708112.00%
281	7/20/2027	992,699.32	34,656.40	1463.98	1.71	3612038.00%
282	8/20/2027	958,932.15	33,767.17	1414.6	1.71	3518177.00%
283	9/20/2027	926,033.82	32,898.33	1366.48	1.71	3426480.00%
284	10/20/2027	893,984.40	32,049.42	1319.6	1.71	3336902.00%
285	11/20/2027	862,764.38	31,220.02	1273.93	1.71	3249395.00%
286	12/20/2027	832,354.66	30,409.72	1229.44	1.71	3163916.00%
287	1/20/2028	802,736.58	29,618.09	1186.11	1.71	3080419.00%
288	2/20/2028	773,891.85	28,844.73	1143.9	1.71	2998863.00%
289	3/20/2028	745,802.60	28,089.25	1102.8	1.71	2919205.00%
290	4/20/2028	718,451.33	27,351.26	1062.77	1.71	2841403.00%
291	5/20/2028	691,820.95	26,630.38	1023.79	1.71	2765418.00%
292	6/20/2028	665,894.70	25,926.25	985.84	1.71	2691209.00%
293	7/20/2028	640,656.21	25,238.49	948.9	1.71	2618739.00%
294	8/20/2028	616,089.47	24,566.75	912.94	1.71	2547968.00%
295	9/20/2028	592,178.79	23,910.68	877.93	1.71	2478860.00%
296	10/20/2028	568,908.85	23,269.94	843.85	1.71	2411379.00%
297	11/20/2028	546,264.66	22,644.20	810.7	1.71	2345489.00%
298	12/20/2028	524,231.53	22,033.12	778.43	1.71	2281155.00%
299	1/20/2029	502,795.13	21,436.40	747.03	1.71	2218343.00%
300	2/20/2029	483,159.70	19,635.43	716.48	1.71	2035192.00%
301	3/20/2029	466,807.25	16,352.44	688.5	1.71	1704095.00%
302	4/20/2029	450,874.44	15,932.82	665.2	1.71	1659802.00%
303	5/20/2029	435,351.64	15,522.80	642.5	1.71	1616530.00%
304	6/20/2029	420,229.45	15,122.19	620.38	1.71	1574256.00%
305	7/20/2029	405,498.67	14,730.78	598.83	1.71	1532961.00%
306	8/20/2029	391,150.30	14,348.37	577.84	1.71	1492621.00%
307	9/20/2029	377,175.52	13,974.77	557.39	1.71	1453216.00%
308	10/20/2029	363,565.73	13,609.79	537.48	1.71	1414727.00%
309	11/20/2029	350,312.48	13,253.25	518.08	1.71	1377133.00%
310	12/20/2029	337,407.54	12,904.95	499.2	1.71	1340414.00%
311	1/20/2030	324,842.81	12,564.72	480.81	1.71	1304553.00%
312	2/20/2030	312,610.42	12,232.39	462.9	1.71	1269529.00%
313	3/20/2030	300,702.64	11,907.78	445.47	1.71	1235325.00%
314	4/20/2030	289,111.91	11,590.73	428.5	1.71	1201924.00%
315	5/20/2030	277,830.83	11,281.08	411.98	1.71	1169306.00%
316	6/20/2030	266,852.18	10,978.65	395.91	1.71	1137456.00%
317	7/20/2030	256,168.88	10,683.30	380.26	1.71	1106356.00%
318	8/20/2030	245,774.01	10,394.87	365.04	1.71	1075991.00%
319	9/20/2030	235,660.80	10,113.21	350.23	1.71	1046344.00%
320	10/20/2030	225,822.63	9,838.17	335.82	1.71	1017398.00%
321	11/20/2030	216,253.03	9,569.60	321.8	1.71	989140.00%
322	12/20/2030	206,945.66	9,307.37	308.16	1.71	961553.00%
323	1/20/2031	197,894.32	9,051.34	294.9	1.71	934624.00%
324	2/20/2031	189,092.95	8,801.37	282	1.71	908337.00%
325	3/20/2031	180,535.63	8,557.32	269.46	1.71	882678.00%
326	4/20/2031	172,216.55	8,319.07	257.26	1.71	857634.00%
327	5/20/2031	164,130.06	8,086.49	245.41	1.71	833190.00%
328	6/20/2031	156,270.60	7,859.46	233.89	1.71	809335.00%
329	7/20/2031	148,632.75	7,637.85	222.69	1.71	786053.00%
330	8/20/2031	141,211.21	7,421.54	211.8	1.71	763334.00%
331	9/20/2031	134,000.80	7,210.42	201.23	1.71	741164.00%
332	10/20/2031	126,996.43	7,004.37	190.95	1.71	719532.00%
333	11/20/2031	120,193.16	6,803.27	180.97	1.71	698424.00%
334	12/20/2031	113,586.13	6,607.03	171.28	1.71	677831.00%
335	1/20/2032	107,170.60	6,415.53	161.86	1.71	657739.00%
336	2/20/2032	100,941.93	6,228.66	152.72	1.71	638138.00%
337	3/20/2032	94,895.60	6,046.33	143.84	1.71	619018.00%
338	4/20/2032	89,027.16	5,868.44	135.23	1.71	600366.00%
339	5/20/2032	83,332.29	5,694.87	126.86	1.71	582173.00%
340	6/20/2032	77,806.75	5,525.54	118.75	1.71	564429.00%
341	7/20/2032	72,446.39	5,360.36	110.87	1.71	547123.00%
342	8/20/2032	67,247.17	5,199.22	103.24	1.71	530246.00%
343	9/20/2032	62,205.12	5,042.05	95.83	1.71	513788.00%
344	10/20/2032	57,316.37	4,888.75	88.64	1.71	497739.00%
345	11/20/2032	52,577.15	4,739.23	81.68	1.71	482090.00%
346	12/20/2032	47,983.74	4,593.40	74.92	1.71	466833.00%
347	1/20/2033	43,532.54	4,451.20	68.38	1.71	451958.00%
348	2/20/2033	39,220.02	4,312.53	62.03	1.71	437456.00%
349	3/20/2033	35,042.70	4,177.31	55.89	1.71	423320.00%
350	4/20/2033	30,997.23	4,045.47	49.94	1.71	409541.00%
351	5/20/2033	27,080.29	3,916.94	44.17	1.71	396111.00%
352	6/20/2033	23,288.67	3,791.62	38.59	1.71	383021.00%
353	7/20/2033	19,619.20	3,669.47	33.19	1.71	370265.00%
354	8/20/2033	16,068.81	3,550.39	27.96	1.71	357835.00%
355	9/20/2033	12,634.49	3,434.32	22.9	1.71	345722.00%
356	10/20/2033	9,313.29	3,321.20	18	1.71	333920.00%
357	11/20/2033	6,102.34	3,210.95	13.27	1.71	322422.00%
358	12/20/2033	2,998.82	3,103.52	8.7	1.71	311221.00%
359	1/20/2034	0.00	2,998.82	4.27	1.71	300310.00%
Total			671,999,000.00	41267667.89		713266667.9

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Security A
Scenario 20M
Avg Life: 4.1999 Total Interest: 41,267,667.89
Per	Date	Balance	Principal	Interest	Coupon	Total
						Cash
0	2/25/2004	671,999,000.00	0	0	-1	0
1	3/20/2004	659,102,682.90	12,896,317.10	671,999.00	1.44	13,568,316.10
2	4/20/2004	646,443,862.55	12,658,820.35	790,923.22	1.44	13,449,743.57
3	5/20/2004	634,018,261.61	12,425,600.95	775,732.64	1.44	13,201,333.58
4	6/20/2004	621,821,583.35	12,196,678.26	760,821.91	1.44	12,957,500.17
5	7/20/2004	609,849,610.23	11,971,973.12	746,185.90	1.44	12,718,159.02
6	8/20/2004	598,098,202.39	11,751,407.83	731,819.53	1.44	12,483,227.36
7	9/20/2004	586,563,296.27	11,534,906.12	717,717.84	1.44	12,252,623.96
8	10/20/2004	575,240,903.15	11,322,393.12	703,875.96	1.44	12,026,269.08
9	11/20/2004	564,127,107.80	11,113,795.35	690,289.08	1.44	11,804,084.44
10	12/20/2004	553,218,067.12	10,909,040.67	676,952.53	1.44	11,585,993.20
11	1/20/2005	542,510,008.83	10,708,058.29	663,861.68	1.44	11,371,919.97
12	2/20/2005	531,999,230.13	10,510,778.70	651,012.01	1.44	11,161,790.71
13	3/20/2005	521,682,096.45	10,317,133.68	638,399.08	1.44	10,955,532.76
14	4/20/2005	511,555,040.18	10,127,056.28	626,018.52	1.44	10,753,074.79
15	5/20/2005	501,614,559.42	9,940,480.76	613,866.05	1.44	10,554,346.81
16	6/20/2005	491,857,216.81	9,757,342.61	601,937.47	1.44	10,359,280.08
17	7/20/2005	482,279,638.31	9,577,578.50	590,228.66	1.44	10,167,807.16
18	8/20/2005	472,878,512.05	9,401,126.27	578,735.57	1.44	9,979,861.83
19	9/20/2005	463,650,587.15	9,227,924.90	567,454.21	1.44	9,795,379.11
20	10/20/2005	454,592,672.65	9,057,914.50	556,380.70	1.44	9,614,295.20
21	11/20/2005	445,701,636.37	8,891,036.28	545,511.21	1.44	9,436,547.49
22	12/20/2005	436,974,403.83	8,727,232.54	534,841.96	1.44	9,262,074.50
23	1/20/2006	428,407,957.20	8,566,446.63	524,369.28	1.44	9,090,815.92
24	2/20/2006	419,999,334.24	8,408,622.96	514,089.55	1.44	8,922,712.51
25	3/20/2006	411,745,627.30	8,253,706.94	503,999.20	1.44	8,757,706.15
26	4/20/2006	403,643,982.28	8,101,645.02	494,094.75	1.44	8,595,739.77
27	5/20/2006	395,691,597.67	7,952,384.61	484,372.78	1.44	8,436,757.38
28	6/20/2006	387,885,723.58	7,805,874.09	474,829.92	1.44	8,280,704.00
29	7/20/2006	380,223,660.79	7,662,062.80	465,462.87	1.44	8,127,525.67
30	8/20/2006	372,702,759.77	7,520,901.01	456,268.39	1.44	7,977,169.41
31	9/20/2006	365,320,419.86	7,382,339.92	447,243.31	1.44	7,829,583.23
32	10/20/2006	358,074,088.26	7,246,331.60	438,384.50	1.44	7,684,716.10
33	11/20/2006	350,961,259.23	7,112,829.03	429,688.91	1.44	7,542,517.93
34	12/20/2006	343,979,473.20	6,981,786.03	421,153.51	1.44	7,402,939.54
35	1/20/2007	337,126,315.89	6,853,157.31	412,775.37	1.44	7,265,932.67
36	2/20/2007	330,399,417.53	6,726,898.37	404,551.58	1.44	7,131,449.95
37	3/20/2007	323,796,451.97	6,602,965.56	396,479.30	1.44	6,999,444.86
38	4/20/2007	317,315,135.95	6,481,316.02	388,555.74	1.44	6,869,871.76
39	5/20/2007	311,469,090.03	5,846,045.93	380,778.16	1.44	6,226,824.09
40	6/20/2007	305,730,748.55	5,738,341.48	373,762.91	1.44	6,112,104.38
41	7/20/2007	300,098,127.24	5,632,621.31	366,876.90	1.44	5,999,498.21
42	8/20/2007	294,569,278.36	5,528,848.88	360,117.75	1.44	5,888,966.63
43	9/20/2007	289,142,290.06	5,426,988.30	353,483.13	1.44	5,780,471.43
44	10/20/2007	283,815,285.71	5,327,004.34	346,970.75	1.44	5,673,975.09
45	11/20/2007	278,586,423.28	5,228,862.44	340,578.34	1.44	5,569,440.78
46	12/20/2007	273,453,894.63	5,132,528.65	334,303.71	1.44	5,466,832.35
47	1/20/2008	268,415,924.97	5,037,969.66	328,144.67	1.44	5,366,114.33
48	2/20/2008	263,470,772.20	4,945,152.78	322,099.11	1.44	5,267,251.89
49	3/20/2008	258,616,726.29	4,854,045.90	316,164.93	1.44	5,170,210.83
50	4/20/2008	253,852,108.76	4,764,617.53	310,340.07	1.44	5,074,957.60
51	5/20/2008	249,175,272.02	4,676,836.74	304,622.53	1.44	4,981,459.27
52	6/20/2008	244,584,598.84	4,590,673.18	299,010.33	1.44	4,889,683.51
53	7/20/2008	240,078,501.79	4,506,097.05	293,501.52	1.44	4,799,598.57
54	8/20/2008	235,655,422.69	4,423,079.11	288,094.20	1.44	4,711,173.31
55	9/20/2008	231,313,832.05	4,341,590.64	282,786.51	1.44	4,624,377.15
56	10/20/2008	227,052,228.57	4,261,603.47	277,576.60	1.44	4,539,180.07
57	11/20/2008	222,869,138.62	4,183,089.95	272,462.67	1.44	4,455,552.62
58	12/20/2008	218,763,115.70	4,106,022.92	267,442.97	1.44	4,373,465.88
59	1/20/2009	214,732,739.98	4,030,375.73	262,515.74	1.44	4,292,891.47
60	2/20/2009	210,423,287.23	4,309,452.75	257,679.29	1.44	4,567,132.04
61	3/20/2009	206,198,842.36	4,224,444.87	252,507.94	1.44	4,476,952.81
62	4/20/2009	202,057,750.07	4,141,092.29	247,438.61	1.44	4,388,530.90
63	5/20/2009	197,998,386.96	4,059,363.10	242,469.30	1.44	4,301,832.40
64	6/20/2009	194,019,160.96	3,979,226.00	237,598.06	1.44	4,216,824.07
65	7/20/2009	190,118,510.68	3,900,650.29	232,822.99	1.44	4,133,473.28
66	8/20/2009	186,294,904.84	3,823,605.84	228,142.21	1.44	4,051,748.05
67	9/20/2009	182,546,841.72	3,748,063.12	223,553.89	1.44	3,971,617.00
68	10/20/2009	178,872,848.57	3,673,993.15	219,056.21	1.44	3,893,049.36
69	11/20/2009	175,271,481.06	3,601,367.52	214,647.42	1.44	3,816,014.93
70	12/20/2009	171,741,322.72	3,530,158.34	210,325.78	1.44	3,740,484.12
71	1/20/2010	168,280,984.44	3,460,338.28	206,089.59	1.44	3,666,427.87
72	2/20/2010	164,889,103.92	3,391,880.52	201,937.18	1.44	3,593,817.70
73	3/20/2010	161,564,345.17	3,324,758.75	197,866.92	1.44	3,522,625.67
74	4/20/2010	158,305,398.01	3,258,947.17	193,877.21	1.44	3,452,824.38
75	5/20/2010	155,110,977.54	3,194,420.47	189,966.48	1.44	3,384,386.95
76	6/20/2010	151,979,823.70	3,131,153.84	186,133.17	1.44	3,317,287.01
77	7/20/2010	148,910,700.78	3,069,122.92	182,375.79	1.44	3,251,498.70
78	8/20/2010	145,902,396.95	3,008,303.83	178,692.84	1.44	3,186,996.67
79	9/20/2010	142,953,723.79	2,948,673.16	175,082.88	1.44	3,123,756.03
80	10/20/2010	140,063,515.87	2,890,207.92	171,544.47	1.44	3,061,752.39
81	11/20/2010	137,230,630.28	2,832,885.60	168,076.22	1.44	3,000,961.81
82	12/20/2010	134,453,946.20	2,776,684.07	164,676.76	1.44	2,941,360.83
83	1/20/2011	131,732,364.53	2,721,581.67	161,344.74	1.44	2,882,926.41
84	2/20/2011	129,064,807.39	2,667,557.14	158,078.84	1.44	2,825,635.98
85	3/20/2011	126,450,217.77	2,614,589.62	154,877.77	1.44	2,769,467.39
86	4/20/2011	123,887,559.11	2,562,658.66	151,740.26	1.44	2,714,398.92
87	5/20/2011	121,375,814.91	2,511,744.19	148,665.07	1.44	2,660,409.26
88	6/20/2011	118,913,988.37	2,461,826.55	145,650.98	1.44	2,607,477.52
89	7/20/2011	116,501,101.94	2,412,886.42	142,696.79	1.44	2,555,583.21
90	8/20/2011	114,136,197.06	2,364,904.89	139,801.32	1.44	2,504,706.21
91	9/20/2011	111,818,333.67	2,317,863.38	136,963.44	1.44	2,454,826.82
92	10/20/2011	109,546,589.98	2,271,743.69	134,182.00	1.44	2,405,925.69
93	11/20/2011	107,320,062.01	2,226,527.97	131,455.91	1.44	2,357,983.87
94	12/20/2011	105,137,863.34	2,182,198.68	128,784.07	1.44	2,310,982.75
95	1/20/2012	102,999,124.68	2,138,738.66	126,165.44	1.44	2,264,904.09
96	2/20/2012	100,902,993.63	2,096,131.05	123,598.95	1.44	2,219,730.00
97	3/20/2012	98,848,634.31	2,054,359.32	121,083.59	1.44	2,175,442.92
98	4/20/2012	96,835,227.03	2,013,407.28	118,618.36	1.44	2,132,025.64
99	5/20/2012	94,861,968.01	1,973,259.02	116,202.27	1.44	2,089,461.29
100	6/20/2012	92,928,069.07	1,933,898.94	113,834.36	1.44	2,047,733.30
101	7/20/2012	91,032,757.30	1,895,311.77	111,513.68	1.44	2,006,825.45
102	8/20/2012	89,175,274.81	1,857,482.49	109,239.31	1.44	1,966,721.80
103	9/20/2012	87,354,878.41	1,820,396.40	107,010.33	1.44	1,927,406.73
104	10/20/2012	85,570,839.33	1,784,039.08	104,825.85	1.44	1,888,864.94
105	11/20/2012	83,822,442.96	1,748,396.37	102,685.01	1.44	1,851,081.38
106	12/20/2012	82,108,988.56	1,713,454.40	100,586.93	1.44	1,814,041.33
107	1/20/2013	80,429,789.00	1,679,199.55	98,530.79	1.44	1,777,730.34
108	2/20/2013	78,784,170.51	1,645,618.49	96,515.75	1.44	1,742,134.23
109	3/20/2013	77,171,472.41	1,612,698.11	94,541.00	1.44	1,707,239.11
110	4/20/2013	75,591,046.83	1,580,425.58	92,605.77	1.44	1,673,031.34
111	5/20/2013	74,042,258.53	1,548,788.30	90,709.26	1.44	1,639,497.55
112	6/20/2013	72,524,484.61	1,517,773.93	88,850.71	1.44	1,606,624.64
113	7/20/2013	71,037,114.26	1,487,370.35	87,029.38	1.44	1,574,399.73
114	8/20/2013	69,579,548.57	1,457,565.68	85,244.54	1.44	1,542,810.22
115	9/20/2013	68,151,200.29	1,428,348.29	83,495.46	1.44	1,511,843.74
116	10/20/2013	66,751,493.56	1,399,706.72	81,781.44	1.44	1,481,488.17
117	11/20/2013	65,379,863.76	1,371,629.80	80,101.79	1.44	1,451,731.59
118	12/20/2013	-	65,379,863.76	78,455.84	1.44	65,458,319.60
Total			671,999,000.00	37,302,545.39		709,301,545.39

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Security X1
Scenario 20C
Avg Life: 1.7702 Total Interest: 9,591,345.40
Per	Date	Balance	Principal	Interest	Coupon	Total
						Cash
0	2/1/2004	671,999,000.00	0	0	-1	0
1	3/20/2004	647,315,818.00	-	447,999.33	0.8	447,999.33
2	4/20/2004	623,502,914.54	-	431,543.88	0.8	431,543.88
3	5/20/2004	600,529,698.44	-	415,668.61	0.8	415,668.61
7	9/20/2004	516,456,970.31	-	357,571.51	0.8	357,571.51
8	10/20/2004	497,258,393.76	-	344,304.65	0.8	344,304.65
9	11/20/2004	478,736,794.82	-	331,505.60	0.8	331,505.60
10	12/20/2004	460,868,301.98	-	319,157.86	0.8	319,157.86
11	1/20/2005	443,629,885.51	-	307,245.53	0.8	307,245.53
12	2/20/2005	426,999,327.73	-	295,753.26	0.8	295,753.26
13	3/20/2005	410,955,194.43	-	284,666.22	0.8	284,666.22
14	4/20/2005	395,476,807.18	-	273,970.13	0.8	273,970.13
15	5/20/2005	380,544,216.72	-	263,651.20	0.8	263,651.20
16	6/20/2005	366,138,177.24	-	253,696.14	0.8	253,696.14
17	7/20/2005	352,240,121.56	-	244,092.12	0.8	244,092.12
18	8/20/2005	338,832,137.24	-	234,826.75	0.8	234,826.75
19	9/20/2005	325,896,943.43	-	225,888.09	0.8	225,888.09
20	10/20/2005	313,417,868.68	-	217,264.63	0.8	217,264.63
21	11/20/2005	301,872,499.86	-	208,945.25	0.8	208,945.25
22	12/20/2005	290,742,946.14	-	201,248.33	0.8	201,248.33
23	1/20/2006	280,014,391.64	-	193,828.63	0.8	193,828.63
24	2/20/2006	269,672,545.64	-	186,676.26	0.8	186,676.26
25	3/20/2006	259,703,623.97	-	179,781.70	0.8	179,781.70
26	4/20/2006	250,094,331.16	-	173,135.75	0.8	173,135.75
27	5/20/2006	240,831,843.08	-	166,729.55	0.8	166,729.55
28	6/20/2006	231,903,790.38	-	160,554.56	0.8	160,554.56
29	7/20/2006	223,298,242.30	-	154,602.53	0.8	154,602.53
30	8/20/2006	215,003,691.25	-	148,865.49	0.8	148,865.49
31	9/20/2006	207,009,037.78	-	143,335.79	0.8	143,335.79
32	10/20/2006	199,303,576.19	-	138,006.03	0.8	138,006.03
33	11/20/2006	191,876,980.60	-	132,869.05	0.8	132,869.05
34	12/20/2006	184,719,291.47	-	127,917.99	0.8	127,917.99
35	1/20/2007	177,820,902.70	-	123,146.19	0.8	123,146.19
36	2/20/2007	171,172,549.11	-	118,547.27	0.8	118,547.27
37	3/20/2007	165,136,685.93	-	114,115.03	0.8	114,115.03
38	4/20/2007	159,313,658.53	-	110,091.12	0.8	110,091.12
39	5/20/2007	153,695,961.94	-	106,209.11	0.8	106,209.11
40	6/20/2007	148,276,355.80	-	102,463.97	0.8	102,463.97
41	7/20/2007	143,047,855.08	-	98,850.90	0.8	98,850.90
42	8/20/2007	0.00	-	95,365.24	0.8	95,365.24
Total			-	9,591,345.40		9,591,345.40

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

YIELD TABLE

Prepay	CPR15	CPR20	CPR25	CPR30	CPR35	CPR36	CPR50
Price/Yield
1.30592	3.75	3.75	3.75	3.75	3.75	2.19	-22.84